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Exhibit 10.11.2

NINTH AMENDMENT OF TRUST AGREEMENT

        THIS NINTH AMENDMENT executed this 11th day of December, 2001, by DST Systems, Inc., as Settlor.

        WITNESSETH:

        WHEREAS, DST Systems, Inc., as Settlor, and United Missouri Bank of Kansas City, N.A., as Trustee, executed a Trust Agreement, TUA DST— Incentive Compensation, #25-368-03, on December 31, 1987, which has been amended from time to time, the most recent amendment being the Eighth Amendment of Trust Agreement dated December 31, 1998 (the Trust Agreement, as amended by such amendments, is herein referred to as the "Amended Trust Agreement"); WHEREAS, under Section 12(a) of said Amended Trust Agreement, Settlor reserved the right at any time prior to a Control Change Date, as defined in Section 1(f) of said Amended Trust Agreement, to amend or revoke the same, in whole or in part, which right Settlor now desires to exercise;

        WHEREAS, as of this date, no Control Change Date has occurred;

        NOW, THEREFORE, pursuant to the right reserved to Settlor under Section 12(a) thereof, Settlor does hereby further amend said Amended Trust Agreement as follows, such amendment to be effective on the date hereof:

        Section 12(b)(4) shall be deleted in its entirety and a new Section 12(b)(4) added to read as follows:

          (4)  December 31, 2004, if there has been neither a Control Change Date nor a Solicitation Date;

        IN WITNESS WHEREOF, the Settlor, DST Systems, Inc., has hereunto caused this Ninth Amendment of Trust Agreement to be executed the day and year first above written.

DST SYSTEMS, INC.
By:	/s/ Kenneth V. Hager

ACKNOWLEDGMENT OF AMENDMENT

        UMB Bank, N.A., does hereby acknowledge that it is the duly qualified and acting Trustee under the aforesaid Amended Trust Agreement, that it has received the foregoing executed by DST Systems, Inc., as Settlor, and that it does hereby acknowledge amendment of said Amended Trust Agreement.

        IN WITNESS WHEREOF, the Trustee, UMB Bank, N.A., has caused these presents to be executed as of the day and year first above written.

UMB BANK, N.A.
By:	/s/ L. Schutter

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  Exhibit 10.11.2